Exhibit 10.3

AMENDED AND RESTATED UNLIMITED GUARANTY

WHEREAS, pursuant to the Credit Agreement referenced below, the Lenders and the L/C Issuer have severally agreed to make extensions of credit to Harte-Hanks, Inc., a Delaware corporation (the “Borrower”) upon the terms and subject to the conditions set forth therein;

WHEREAS, certain of the parties hereto had previously entered into the Unlimited Guaranty (the “Prior Guaranty”) dated as of August 16, 2011 in connection with the Existing Credit Agreement (as defined in the Credit Agreement referred to below);

WHEREAS, the parties to the Prior Guaranty and the Lenders desire to amend and restate the Prior Guaranty in the form of this Guaranty;

WHEREAS, each of the Subsidiary Guarantors signatory hereto has agreed to guaranty the Obligations;

WHEREAS, each such Subsidiary Guarantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders and the L/C Issuer to make their future extensions of credit to the Borrower under the Credit Agreement that such Subsidiary Guarantors shall have executed and delivered this amended and restated Guaranty to the Administrative Agent;

NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to the Borrower by the Guaranteed Parties (as defined in the Credit Agreement referred to below), the undersigned Guarantor (whether one or more, the “Guarantor”, and if more than one, jointly and severally) hereby furnishes its guaranty as follows:

1.     Credit Agreement.  The “Obligations” and all other capitalized terms not specifically defined herein shall have the respective meanings provided therefor in that certain Amended and Restated Credit Agreement dated as of August 8, 2013 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among the Borrower, the lending institutions which are or may become parties thereto, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Guaranteed Parties (as defined therein).

2.     Guaranty.  The Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Guaranteed Parties the full and prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of the Guaranteed Obligations (as hereinafter defined) and the punctual performance of all of the terms contained in the documents executed by the Loan Parties in favor of the Guaranteed Parties in connection with the Guaranteed Obligations.  This Guaranty is a guaranty of payment and performance and is not merely a guaranty of collection.  As used herein, the term “Guaranteed Obligations” means any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Loan Parties to the Guaranteed Parties, and whether arising under the Credit Agreement or under any other Loan Document, any Guaranteed Cash Management Agreement or any Guaranteed Hedge Agreement (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Guaranteed Parties in connection with the collection or enforcement thereof).  Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such Obligations which may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Guarantor or the Borrower or any other Loan Party under any Debtor Relief Laws, and shall include interest that accrues after the commencement by or against the Borrower or any other Loan Party of any proceeding under any Debtor Relief Laws.  Anything contained herein to the contrary notwithstanding, the obligations of the Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

3.     Representation and Warranties.  The Guarantor represents and warrants that (a) it is organized and resident in the United States of America; (b) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (c) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (d) the making, existence and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (e) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.  The Guarantor hereby makes, for itself and on behalf of its Subsidiaries, the representations and warranties contained in Article 5 of the Credit Agreement that relate to the Guarantor (in its capacity as a Subsidiary of the Borrower and as a Loan Party) and/or its Subsidiaries (the “Representations and Warranties”) as if each such Representation and Warranty were set forth fully herein, and such Representations and Warranties are hereby incorporated by reference and shall survive until payment in full of all of the Obligations.

4.     Covenants.  The Guarantor hereby covenants that it will, and will cause its Subsidiaries to, comply with each of the covenants contained in Articles 6 and 7 of the Credit Agreement that relate to the Guarantor (in its capacity as a Subsidiary of the Borrower and as a Loan Party) and its Subsidiaries (the “Covenants”) as if each such Covenant were fully set forth herein, and such Covenants are incorporated by reference.  In addition, the Guarantor shall at all times be a direct or indirect wholly-owned subsidiary of Harte-Hanks, Inc. except as a result of transactions permitted under the Credit Agreement.

Each Guarantor that is a Qualified ECP Guarantor at the time the Guarantee hereunder by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligations as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s undertakings hereunder voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this paragraph shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full.  Each Qualified ECP Guarantor intends this paragraph to constitute, and this paragraph shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.  For purposes of this paragraph, “Qualified ECP Guarantor” means, at any time, each Guarantor with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

5.     [Reserved]

6.     No Setoff or Deductions; Taxes; Payments.  The Guarantor shall make all payments hereunder free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff, and, except as required by applicable Laws, without deduction or withholding for any Taxes.  The Guarantor hereby covenants that it will comply with each of the covenants contained in Section 3.01 of the Credit Agreement with respect to Taxes as if each such covenant were fully set forth herein, and such covenants are incorporated by reference.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

7.     Rights of Guaranteed Parties.  The Guarantor consents and agrees that the Guaranteed Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security, if any, for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security, if any, and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Guaranteed Parties in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations.  Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor.

8.     Certain Waivers.  The Guarantor waives to the fullest extent permitted by law (a) any defense arising by reason of any disability or other defense of the Borrower or any other Loan Party or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Guaranteed Party) of the liability of the Borrower or any other Loan Party; (b) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder; (d) any right to require any Guaranteed Party to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the power of any Guaranteed Party whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by any Guaranteed Party; (f) any fact or circumstance related to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty and (g) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash.

The Guarantor expressly waives all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.  This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

9.     Obligations Independent.  The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not the Borrower or any other Loan Party or any other person or entity is joined as a party.

10.  Subrogation.  The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Commitments are terminated.  If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

11.  Termination; Reinstatement.  This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations (other than (x) contingent indemnification obligations, (y) Obligations under any Guaranteed Cash Management Agreement as to which arrangements satisfactory to the applicable Cash Management Bank have been made, and (z) Obligations under any Guaranteed Hedge Agreement as to which arrangements satisfactory to the applicable Hedge Bank have been made) and any other amounts payable under this Guaranty are indefeasibly paid in full in cash, the Commitments with respect to the Guaranteed Obligations are terminated and all Letters of Credit (other than Letters of Credit, if any, as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made) have expired or terminated.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any other Loan Party or the Guarantor is made, or any of the Guaranteed Parties exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Guaranteed Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Guaranteed Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty.

12.  Subordination.  The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower and each other Loan Party owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower or any other Loan Party to the Guarantor as subrogee of the Guaranteed Parties or resulting from the Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations; provided, that so long as no Default or Event of Default has occurred or is continuing, the Borrower and each other Loan Party may make payments in respect of indebtedness of the Borrower or such other Loan Party owing to the Guarantor to the extent permitted under the Credit Agreement.  If the Guaranteed Parties so request, upon the occurrence and continuation of a Default or an Event of Default, any such obligation or indebtedness of the Borrower or any other Loan Party to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Guaranteed Parties and the proceeds thereof shall be paid over to the Guaranteed Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

13.  Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or the Borrower or any other Loan Party under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Guaranteed Parties.

14.  Expenses.  The Guarantor shall pay on demand all out-of-pocket expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Guaranteed Parties’ rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Guaranteed Parties in any proceeding any Debtor Relief Laws.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

15.  Miscellaneous.  The Administrative Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations.  No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent and the Guarantor.  No failure by the Guaranteed Parties to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.  Unless otherwise agreed by the Administrative Agent and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of the Guaranteed Parties or any term or provision thereof.

16.  Condition of Loan Parties.  The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and each other Loan Party and any other guarantor such information concerning the financial condition, business and operations of the Borrower and such other Loan Parties and any such other guarantor as the Guarantor requires, and that none of the Guaranteed Parties has any duty, and the Guarantor is not relying on the Guaranteed Parties at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Borrower or any other Loan Party or any other guarantor (the Guarantor waiving any duty on the part of the Guaranteed Parties to disclose such information and any defense relating to the failure to provide the same).

17.  Setoff.  If an Event of Default shall have occurred and be continuing, the Guaranteed Parties may setoff and charge from time to time any amount so due against any or all of the Guarantor’s accounts or deposits with the Guaranteed Parties.

18.  Indemnification and Survival.  Without limitation on any other obligations of the Guarantor or remedies of the Guaranteed Parties under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Guaranteed Parties from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by the Guaranteed Parties in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower or any other Loan Party enforceable against the Borrower or such other Loan Party in accordance with their terms.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

19.  GOVERNING LAW; Assignment; Jurisdiction; Notices.  THIS GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED

HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Guaranteed Parties and their successors and assigns and the Guaranteed Parties may, without notice to the Guarantor and without affecting the Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part.  THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY GUARANTEED PARTY OR ANY RELATED PARTY THEREOF IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE GUARANTOR AND EACH GUARANTEED PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS  AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE GUARANTOR AND EACH GUARANTEED PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY GUARANTEED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.  THE PARTIES AGREE, HOWEVER, THAT IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, AN ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION, AND THAT IN THE EVENT AN ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY MAY ASSERT ANY CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.  THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS GUARANTOR OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS PARAGRAPH.  EACH OF THE GUARANTOR AND EACH GUARANTEED PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.  Service of process by any Guaranteed Party in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor in care of the Borrower by registered or certified mail at the Borrower’s address specified in Schedule 10.02 to the Credit Agreement or such other address as from time to time notified by the Guarantor.  Nothing in this Guaranty will affect the right of any Guaranteed Party to serve process in any other manner permitted by applicable law.  The Guarantor agrees that any Guaranteed Party may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in such Guaranteed Party’s possession concerning the Guarantor, this Guaranty and any security for this Guaranty.  All notices and other communications to the Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the Guarantor in care of the Borrower at the Borrower’s address specified in Schedule 10.02 to the Credit Agreement or at such other address in the United States as may be specified by the Guarantor in a written notice delivered to the Administrative Agent at such office as the Administrative Agent may designate for such purpose from time to time in a written notice to the Guarantor.

20.  WAIVER OF JURY TRIAL; FINAL AGREEMENT.  TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR AND EACH OF THE GUARANTEED PARTIES EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21.  Counterparts.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.

Executed as of the 8th day of August, 2013.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Guaranty to be duly executed as of the date first above written.

HARTE-HANKS SHOPPERS, INC.
SOUTHERN COMPRINT CO.

By:	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	Executive Vice President

ABERDEEN GROUP, INC.
HARTE-HANKS DATA SERVICES LLC
HARTE-HANKS DATA TECHNOLOGIES, INC.
HARTE-HANKS DIRECT, INC.
HARTE-HANKS DIRECT MARKETING/BALTIMORE, INC.
HARTE-HANKS DIRECT MARKETING/JACKSONVILLE, LLC
HARTE-HANKS DIRECT MARKETING/KANSAS CITY, LLC
HARTE-HANKS FLORIDA, INC.
HARTE-HANKS LOGISTICS, LLC
HARTE-HANKS MARKET INTELLIGENCE, INC.
HARTE-HANKS RESPONSE MANAGEMENT/AUSTIN, INC.
HARTE-HANKS RESPONSE MANAGEMENT/BOSTON, INC.
HARTE-HANKS STRATEGIC MARKETING, INC.
SALES SUPPORT SERVICES, INC.

By:	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	Vice President

HARTE-HANKS STOCK PLAN, INC.
HARTE-HANKS STS, INC.

By:	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	President

[SIGNATURE PAGE TO AMENDED AND RESTATED UNLIMITED GUARANTY (BOA/HARTE-HANKS 2013)]

Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED UNLIMITED GUARANTY (BOA/HARTE-HANKS 2013)]